Vanguard Intermediate-Term Tax-Exempt Fund
Summary Prospectus
 February 27, 2024
Investor Shares & Admiral™ Shares
Vanguard Intermediate-Term Tax-Exempt Fund Investor Shares (VWITX)
Vanguard Intermediate-Term Tax-Exempt Fund Admiral Shares (VWIUX)
The Fund’s statutory Prospectus and Statement of Additional Information dated February 27, 2024, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.vanguard.com/prospectus and https://personal.vanguard.com/us/literature/reports/MFs. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective
The Fund seeks to provide a moderate and sustainable level of current income that is exempt from federal personal income taxes.
Fees and Expenses
The following tables describe the fees and expenses you may pay if you buy, hold, and sell Investor Shares or Admiral Shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees
(Fees paid directly from your investment)
	Investor Shares	Admiral Shares
Sales Charge (Load) Imposed on Purchases	None	None
Purchase Fee	None	None
Sales Charge (Load) Imposed on Reinvested Dividends	None	None
Redemption Fee	None	None
Account Service Fee Per Year (for certain fund account balances below $5,000,000)	$25	$25
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)
	Investor Shares	Admiral Shares
Management Fees	0.16%	0.08%
12b-1 Distribution Fee	None	None
Other Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.17%	0.09%

Examples
The following examples are intended to help you compare the cost of investing in the Fund’s Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. These examples assume that the shares provide a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you were to redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Investor Shares	$17	$55	$96	$217
Admiral Shares	$9	$29	$51	$115
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense examples, reduce the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 43% of the average value of its portfolio.
Principal Investment Strategies
The Fund has no limitations on the maturity of individual securities but is expected to maintain a dollar-weighted average maturity of 6 to 12 years. At least 75% of the securities held by the Fund are municipal bonds in the top three credit rating categories as determined by a nationally recognized statistical rating organization (NRSRO) (e.g., Aaa, Aa, and A by Moody’s Investors Service, Inc. (Moody’s)) or, if unrated, are determined to be of comparable quality by the advisor. The Fund may invest up to 20% of its assets in medium-grade quality bonds, as determined by an NRSRO (e.g., Baa by Moody’s) or by the advisor. The remaining 5% may be invested in securities with lower credit ratings or, if unrated, are determined to be of comparable quality by the advisor.

Principal Risks
An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance, and the level of risk may vary based on market conditions:
• Income risk, which is the chance that the Fund’s income will decline because of falling interest rates. Income risk is generally moderate for intermediate-term bond funds, so investors should expect the Fund’s monthly income to fluctuate accordingly.
• Interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be moderate for the Fund because it invests primarily in short- and intermediate-term bonds, whose prices are less sensitive to interest rate changes than are the prices of long-term bonds.
• Call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (redeem) securities with higher coupon rates or interest rates before their maturity dates. The Fund would then lose any price appreciation above the bond’s call price and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income. Such redemptions and subsequent reinvestments would also increase the Fund’s portfolio turnover rate. Call risk is generally moderate for intermediate-term bond funds.
• Extension risk, which is the chance that during periods of rising interest rates, certain debt securities will be paid off substantially more slowly than originally anticipated, and the value of those securities may fall. Extension risk is generally moderate for intermediate-term bond funds.
• Credit risk, which is the chance that a bond issuer will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer’s ability to make such payments will cause the price of that bond to decline. In general, credit risk should be relatively low for the Fund because it invests primarily in bonds that are considered to be of high quality.
• Liquidity risk, which is the chance that the Fund may not be able to sell a security in a timely manner at a desired price.
• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.
• Tax risk, which is the chance that all or a portion of the tax-exempt income from municipal bonds held by the Fund will be declared taxable, possibly with retroactive effect, because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state or local tax authorities, or noncompliant conduct of a bond issuer.
• Derivatives risk. The Fund may invest in derivatives and structured products such as tender option bonds and long-term municipal bonds combined with a demand feature (e.g., variable rate demand notes or VRDNs), which may involve risks different from, and possibly greater than, those of investments directly in the underlying securities or assets.
• Regional risk, which is the chance that economic, political, or regulatory occurrences within a certain state may adversely affect the value of securities offered by issuers located within that state. Because the Fund may invest a large portion of its assets in securities located in any one state, the Fund’s performance may be hurt disproportionately by the poor performance of its investments in that area.
An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Annual Total Returns
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund’s Investor Shares has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns of the share classes presented compare with those of a relevant market index and another comparative index, which have investment characteristics similar to those of the Fund. Keep in mind that the Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. Updated performance information is available on our website at vanguard.com/performance or by calling Vanguard toll-free at 800-662-7447.

Annual Total Returns — Vanguard Intermediate-Term Tax-Exempt Fund Investor Shares

During the periods shown in the bar chart, the highest and lowest returns for a calendar quarter were:
	Total Return	Quarter
Highest	6.62%	December 31, 2023
Lowest	-5.42%	March 31, 2022
Average Annual Total Returns for Periods Ended December 31, 2023
	1 Year	5 Years	10 Years
Vanguard Intermediate-Term Tax-Exempt Fund Investor Shares
Return Before Taxes	5.82%	2.26%	2.71%
Return After Taxes on Distributions	5.82	2.25	2.71
Return After Taxes on Distributions and Sale of Fund Shares	4.60	2.31	2.72
Vanguard Intermediate-Term Tax-Exempt Fund Admiral Shares
Return Before Taxes	5.90%	2.34%	2.79%
Bloomberg 1-15 Year Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	5.26%	2.17%	2.58%
Bloomberg Municipal Bond Index (reflects no deduction for fees, expenses, or taxes)	6.40	2.25	3.03
Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest individual federal marginal income tax bracket at the time of each distribution of income or capital gains or upon redemption. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are shown only for the Investor Shares and may differ for each share class. After-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return

After Taxes on Distributions and Sale of Fund Shares may be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.
Investment Advisor
The Vanguard Group, Inc. (Vanguard)
Portfolio Manager
James M. D’Arcy, CFA, Portfolio Manager at Vanguard. He has managed the Fund since 2013 (co-managed since October 2023).
Mathew M. Kiselak, Principal of Vanguard. He has co-managed the Fund since October 2023.
Purchase and Sale of Fund Shares
You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 982901, El Paso, TX 79998-2901), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares or Admiral Shares is $3,000 or $50,000, respectively. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional clients, and Vanguard-advised clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.
Tax Information
The Fund’s distributions may be taxable as ordinary income or capital gain. A majority of the income dividends that you receive from the Fund are expected to be exempt from federal income taxes. However, a portion of the Fund’s distributions may be subject to federal, state, or local income taxes or the federal alternative minimum tax.
Payments to Financial Intermediaries
The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

CFA® is a registered trademark owned by CFA Institute.
“Bloomberg®” and the Bloomberg 1-15 Year Municipal Bond Index and Bloomberg Municipal Bond Index (“the Indices” or “Bloomberg Indices”) are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the Index (collectively, “Bloomberg”), and have been licensed for use for certain purposes by Vanguard.

Vanguard Intermediate-Term Tax-Exempt Fund is not sponsored, endorsed, sold or promoted by Bloomberg. Bloomberg does not make any representation or warranty, express or implied, to the owners of or counterparties to Vanguard Intermediate-Term Tax-Exempt Fund or any member of the public regarding the advisability of investing in securities generally or in Vanguard Intermediate-Term Tax-Exempt Fund particularly. The only relationship of Bloomberg to Vanguard is the licensing of certain trademarks, trade names and service marks and of the Bloomberg 1-15 Year Municipal Bond Index and Bloomberg Municipal Bond Index, which is determined, composed and calculated by BISL without regard to Vanguard or Vanguard Intermediate-Term Tax-Exempt Fund. Bloomberg has no obligation to take the needs of Vanguard or the owners of Vanguard Intermediate-Term Tax-Exempt Fund into consideration in determining, composing or calculating the Bloomberg 1-15 Year Municipal Bond Index and Bloomberg Municipal Bond Index. Bloomberg is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of Vanguard Intermediate-Term Tax-Exempt Fund to be issued. Bloomberg shall not have any obligation or liability, including, without limitation, to Vanguard Intermediate-Term Tax-Exempt Fund customers, in connection with the administration, marketing or trading of Vanguard Intermediate-Term Tax-Exempt Fund.

BLOOMBERG DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. BLOOMBERG DOES NOT MAKE ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY VANGUARD, OWNERS OF VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR ANY DATA RELATED THERETO. BLOOMBERG DOES NOT MAKE ANY EXPRESS OR IMPLIED WARRANTIES AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDICES OR ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, TO THE MAXIMUM EXTENT ALLOWED BY LAW, BLOOMBERG, ITS LICENSORS, AND ITS AND THEIR RESPECTIVE EMPLOYEES, CONTRACTORS, AGENTS, SUPPLIERS, AND VENDORS SHALL HAVE NO LIABILITY OR RESPONSIBILITY WHATSOEVER FOR ANY INJURY OR DAMAGES—WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR OTHERWISE—ARISING IN CONNECTION WITH VANGUARD INTERMEDIATE-TERM TAX-EXEMPT FUND OR INDICES OR ANY DATA OR VALUES RELATING THERETO—WHETHER ARISING FROM THEIR NEGLIGENCE OR OTHERWISE, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.
Vanguard Intermediate-Term Tax-Exempt Fund Investor Shares—Fund Number 42
Vanguard Intermediate-Term Tax-Exempt Fund Admiral Shares—Fund Number 542
To request additional information about the Fund, please visit vanguard.com or contact us at 800-662-7447.
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Vanguard Marketing Corporation, Distributor.
SP 42 022024